Exhibit 99.1

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Securitization Program Update

September 2005

[LOGO]
www.FieldstoneInvestment.com

Disclaimer	[LOGO]

FORWARD-LOOKING STATEMENTS

This presentation may contain “forward-looking statements” within the meaning of the federal securities laws and, if so, are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results and the timing of certain events may differ materially from those indicated by such forward-looking statements due to a variety of risks and uncertainties, many of which are beyond Fieldstone’s ability to control or predict, including but not limited to (i) Fieldstone’s ability to successfully implement its portfolio strategy; (ii) interest rate volatility and the level of interest rates generally; (iii) the sustainability of loan origination volumes; (iv) continued availability of credit facilities for the origination of mortgage loans; (v) the ability to sell or securitize mortgage loans; (vi) deterioration in the credit quality of Fieldstone’s loan portfolio; (vii) the nature and amount of competition; (viii) the impact of changes to the fair value of our interest rate swaps on our net income, which will vary based upon changes in interest rates and could cause net income to vary significantly from quarter to quarter; and (ix) other risks and uncertainties outlined in Fieldstone Investment Corporation’s quarterly report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on August 12, 2005, its annual report on Form 10-K filed with the SEC on March 25, 2005 and other documents filed by Fieldstone from time to time with the SEC. Neither Fieldstone nor any of its affiliates undertakes any obligations to revise publicly any forward-looking statements to reflect subsequent events or circumstances.

REGULATION G DISCLOSURES

Information on core net income, core income before taxes, core earnings per share (diluted), core net interest income after provision and core book value per share appearing elsewhere in this presentation may fall under the SEC’s definition of “non-GAAP financial measures.” Management believes the core financial measures are useful because they include the current period effects of Fieldstone’s economic hedging program but exclude the non-cash mark to market derivative value changes.  The portion of the non-cash mark to market amounts excluded from the core financial measures that ultimately will be a component of future core financial measures depends on the level of actual interest rates in the future.  As required by Regulation G, a reconciliation of each of these core financial measures to the most directly comparable measure under generally accepted accounting principles (GAAP) is included with this presentation.

Table of Contents

I.	Introduction to Fieldstone

II.	Product Summary

III.	Underwriting Summary

IV.	Fieldstone Program Performance to Date

Appendix A:
• Culture & Management

Appendix B:
• Underwriting Matrices

Appendix C:
• Interest Only Loans

I.      Introduction to Fieldstone

About Fieldstone

•                  Fieldstone Investment Corporation is a public residential mortgage REIT headquartered in Columbia, MD (NASDAQ: FICC)

•                  Based on an eight-year track record of originating and selling investment quality non-conforming mortgage loan pools

•                  Fieldstone elected to become a REIT in 4Q 2003 and

•                  Built a residential mortgage portfolio that totaled $4.8B 2Q 2005

•                  Fieldstone match-funds its portfolio to term via the MBS market

•                  Fieldstone employs a hybrid business model that accommodates both building a REIT portfolio and selling whole loans through a Taxable REIT Subsidiary

[GRAPHIC]

Fieldstone Timeline

•                  June 1995 – Founded by Michael Sonnenfeld (President and CEO) to buy closed, nonconforming credit loans

•                  March 1996 – Transitioned strategy from purchasing closed loans to originating loans through wholesale brokers

•                  2000 – Acquired two conforming originators in 1Q 2000, expanded to 44 offices nationally, and grew its subprime originations

•                  October 2003 – Launched securitization program with $489MM FMIC 2003-1

•                  November 2003 – Raised $707MM equity in a REIT 144A offering, generating $467MM in tangible equity after redemption of initial venture investors

•                  2004 Built $4.8B portfolio, executed five securitizations, Bloomberg Ticker – FMIC

•                  February 2005 – Listed on NASDAQ: Ticker – FICC

•                  Not a new company

•                  10+ years of operating experience, originating $27B during this period

•                  Sold whole loans exclusively until launch of securitization program in 2003

Launched
securitization
Initial strategy to acquire				Acquired two conforming origination				program in October
closed nonconforming				businesses and grew nonconforming				with $489MM FMIC
credit loans only				credit origination				2003-1	Built $4.8B Portfolio

1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

	Initiated wholesale							Raised $707MM	Listed on NASDAQ:FICC
	originations							REIT 144A in
November

Business Summary

•                              Fieldstone Investment Corporation: (NASDAQ: FICC): REIT

•                  Built a portfolio of non-conforming loans on-balance sheet:

•                  $4.8 billion at June 30, 2005 with an average FICO of 650

•                  Issued $5.4 billion of MBS to match-fund portfolio for life of loans

•                  Paid $1.09 of pre-tax dividends to shareholders for 2004

•                  Paid 1st Quarter 2005 dividend of $0.47; 2nd Quarter 2005 dividend of $0.50

•                              Fieldstone Mortgage Company: Taxable REIT Subsidiary

•                  Perform loan origination and underwriting

•                  $6.2 billion of non-conforming loans in 2004

•                  $1.3 billion of conforming loans in 2004

•                  Opened 4 regional non-conforming operation centers in 2004

•                  Manage the quality of loans for REIT portfolio

•                  Sell non-conforming fixed rate, 2nds and certain hybrid loans, and all conforming loans

•                  Interim servicer for loans held for sale

•                  Can retain any after-tax earnings from loan sales to generate capital internally

Corporate Structure and Strategy

Fieldstone Investment Corporation

Mortgage REIT on NASDAQ: FICC

•                  $569 million shareholders’ equity

•     $4.8 billion portfolio of Fieldstone’s loans

•                  Portfolio financed with $4.0 billion of MBS

•                  Pays dividends of portfolio earnings, pre-tax

•                  Dividends since inception of $2.06 per share

•                  Expect 2005 dividends of $1.98 to $2.04 per share

100% ownership

Fieldstone Mortgage Company

Taxable REIT Subsidiary
Established in 1995

Non-Conforming Division	Conforming Division

•                  Originated $6.2 billion in 2004

•                  Originated $1.6 billion in 2Q of 2005

•                  Average FICO 653 over-all

•                  Mix of wholesale (90%) and retail (10%) orig’s

•                  46% funded by REIT for investment portfolio

•                  Sell non-portfolio loans for cash gains on sale

•                  Interim servicing and initial loan set up

• Originated $1.3 billion in 2004 • Originated $381 million in 2Q of 2005 • Mix of wholesale (75%) and retail (25%) orig’s • All loans sold for cash gains on sale

National Non-Conforming Originations

[GRAPHIC]

•                  52 offices in 20 states

•                  203 wholesale AEs, 4,200 brokers

•                  105 retail LOs

Fieldstone’s Financial Highlights

Core Earnings ($ thousands, except per share data)

	2Q 2005	1Q 2005
Net int income after provision	$39,888	$43,693
Net cash settlements rec’d (paid)	2,655	(286)
Core net int income after provision	42,543	43,407

Other income (excludes MTM)	144	393
Gains on sales of mtg loans, net	27,254	9,669
Total revenues	69,941	53,469
Total expenses	32,045	32,934
Core income before income taxes	37,896	20,535
Income tax (expense) benefit	(2,734)	941
Core net income	$35,162	$21,476

Core earnings per share (diluted)	$0.72	$0.44

MTM gain (loss) swaps & caps	(12,087)	20,628
Net income	$23,075	$42,104

Earnings per share (diluted)	$0.47	$0.87

Book value per share	$11.66	$11.64
Core book value per share	$11.13	$10.87

Investment Portfolio ($ millions)

[CHART]

GAAP Revenue Components ($ thousands)

[CHART]

REIT Portfolio Strategy

Focused Strategy to Create Stable and High Yielding Cash Flows

Consistent Portfolio Growth

[CHART]

Consistent Net Interest Income

•                  FMIC 2003-1 Caps at Forward LIBOR

•                  FMIC 2004-1 Swap at 1.94%

•                  FMIC 2004-2 Swap at 2.08%

•                  FMIC 2004-3 Swap at 3.29%

•                  FMIC 2004-4 Utilized Cap Corridor

•                  FMIC 2004-5 Swap at 2.89%

•                  FMIC 2005-1 Swap at 3.53%

•                  FMIC 2005-2 Swap at 3.95%

Consistent Issuance of MBS Debt

•	FMIC 2003-1
	•	Size:	$488,923,000
	•	Priced:	10/3/03
	•	AAA:	LIBOR + 35bps
	•	BBB:	LIBOR + 325bps

•	FMIC 2004-1
	•	Size:	$663,157,000
	•	Priced:	2/6/04
	•	AAA:	LIBOR + 31bps
	•	BBB:	LIBOR + 180bps

•	FMIC 2004-2
	•	Size:	$857,120,000
	•	Priced:	4/16/04
	•	AAA:	LIBOR +25bps
	•	BBB:	LIBOR +215bps

•	FMIC 2004-3
	•	Size:	$986,500,000
	•	Priced:	6/23/04
	•	AAA:	LIBOR + 28bps
	•	BBB:	LIBOR + 215bps

•	FMIC 2004-4
	•	Size:	$874,308,000
	•	Priced:	9/27/04
	•	AAA:	LIBOR + 33bps
	•	BBB:	LIBOR + 170bps

•	FMIC 2004-5
	•	Size:	$892,350,000
	•	Priced:	11/10/04
	•	AAA:	LIBOR + 33bps
	•	BBB:	LIBOR + 185bps

•	FMIC 2005-1
	•	Size:	$743,625,000
	•	Priced:	2/14/05
	•	AAA:	LIBOR + 23bps
	•	BBB:	LIBOR + 135bps

•	FMIC 2005-2
	•	Size:	$958,447,000
	•	Priced:	7/15/05
	•	AAA:	LIBOR + 25bps
	•	BBB:	LIBOR + 135bps

•               Originate high quality non-conforming ARM loans for REIT portfolio

•             2/28 hybrid ARMs primarily

•             650 average credit score

•             Interest only 2/28 ARM loans, fully amortize after five years

•             Reduced documentation and higher LTV at higher average credit score

•               Finance portfolio with long-term securitization debt

•             On-balance sheet financing

•                  No “gain on sale” non-cash gains on securitization

•             Committed financing with strong asset-liability management

•             Retain Fieldstone loans to assure quality and minimize cost basis

•               Current Target portfolio size of $6 billion in 2005 and $7 billion in 2006

Liquidity Risk Management

•                  Finance loans prior to securitization or sale with a diverse group of Wall Street and bank lenders under $1.75 billion of committed lines

•                  Use mortgage-backed securities (MBS) to finance REIT portfolio

•       Provides long-term financing for portfolio without margin calls

•       MBS market highly liquid

•      Structure securitizations to cash flow NIM from month one

•      Not issuing “NIM” securities

•      Focus on issuing bonds rated BBB or higher

•      Not reliant upon selling low rated and less liquid (BBB- or BB) bonds

•      Highly efficient - weighted average bond spread of LIBOR + 38 bps on 2005-2 (to call)

[GRAPHIC]

Servicing Strategy

•                  Fieldstone performs key loan set-up and initial quality control functions on all loans

•                  Highly rated sub-servicer: Chase Home Finance, LLC

•       Fitch:  RPS1- and RSS1- (primarily subprime and special servicing, respectively)

•       Moody’s:  SQ1 (subprime servicing)

•       S&P: “STRONG” and on its select servicer list

•                  Wells Fargo Bank as:

•       Master Servicer

•       Bond Administrative Agent

•       Servicer Oversight

•                  Ultimately, Fieldstone will look to build or acquire a significant servicing capacity

FMIC Program Distinguishing Characteristics

•                  Strong servicer – Chase Home Finance, LLC maintains the highest servicer ratings from the rating agencies

•                  Strong Master Servicer / Servicing Oversight – Wells Fargo Bank, N.A.

•                  Reduced Basis Risk

•                  Primarily hybrid ARM collateral with limited fixed rate and 2nd liens

•                  Interest rate swaps or other hedge instruments pledged to the trust during hybrid period

•                  Fieldstone completely aligns its interests with those of investors

•                  Retains BBB- rated notes

•                  Retains full residual / “equity” in pool

•                  Funds OC up-front even though not selling NIM

•                  Treats securitization as a financing on balance sheet

II.    Product Summary

Fieldstone Portfolio as of June 30, 2005

Collateral Characteristics

Average Credit Score	650
Hybrid ARMs	98.1%
Average Current Coupon	6.9%
Average Gross Margin	5.7%
Prepayment Fee Coverage	87.2%
Full Income Documentation	46.2%
Interest Only Loans	60.9%
Purchase Transactions	60.3%
Primary Residences	94.0%
Weighted Average LTV	82.2%
• LTV>90%	3.9%
• Weighted Average CLTV	92.6%
State Concentration-California	44.6%
Average Loan Size	$191,200
•Avg. Property Value	$240,696
•Avg. Property Value-CA	$363,652

Investment Portfolio Growth ($ millions)

[CHART]

Credit Score Distribution

[CHART]

Credit Risk Management – Portfolio Characteristics

Portfolio Composition by Credit Score

[CHART]

Weighted Average Credit Score: 650

Credit Risk Management

Credit Score by Income Documentation Level

2Q 2005 Non-Conforming Originations

[CHART]

Credit Risk Management-Risk-Based Pricing (6/30/05)

Portfolio Composition - Risk-Based Pricing

[CHART]

Weighted Average Coupon: 6.9%

III.   Underwriting Summary

Underwriting Summary

Fieldstone’s Investigative Underwriting Process is designed to deter fraud and limit default frequency and loss severity.

•                  Full credit underwriting completed on all loans prior to funding

•                  Default Frequency control

•                  Full doc loans require execution of 4506 T

•                  Stated loans

•                  require authentication of self-employment documents (licenses, CPA letters)

•                  credit history and assets appropriate for income stated

•                  income stated is compared to on-line data bases for appropriate income

•                  Purchase loans require 24 month chain of title to detect flip transactions

•                  Refinance transactions require written borrower benefit analysis to deter predatory lending

•                  Loans processed through Fieldscore (Fieldstone’s automated pre-qualification engine) to insure borrower is placed in the most appropriate product and to reduce errors

•                  All credit reports are generated by Fieldstone.  Credit reports are tri-merged credit reports containing fraud alert, OFAC, previous employment and residence information.

•                  Loss Severity control:  Fieldstone’s Appraisal Policy

•                  Appraisal checklist completed by underwriters

•                  Appraisal validated through AVM or other review products unless completed by approved National Appraisal firm or new construction by approved builder

•                  All desk reviews are enhanced desk reviews, with new comparable sales evaluated

•                  Field reviews required when transaction involves –

•                  seller held second

•                  non-arm’s length transactions (related-party seller)

•                  rural properties

•                  Second appraisal required when property value over $750,000

•                  Appraisers checked against internal and external watch list

Controls

•                  Underwriting completed in regional offices

•                  Provides strong knowledge of local statutes

•                  Better knowledge of local real estate values

•                  Credit approval authorities are assigned to each underwriter by the Chief Credit Officer

•                  Underwriter performance tracked monthly via Underwriters’ Report Card

•                  Post closing QC completed by internal staff and third party due diligence re-verifies process

•                  Responses including corrective actions are due monthly

•                  Monthly audit findings reported to senior management

•                  6 month trending reporting to executive management

•                  Loan Origination System contains edits for internal and regulatory compliance

•                  Fieldstone does not fund Section 32, high cost or covered loans in any jurisdictions

•                  All loans processed through Clayton’s compliance software

•                  Edits created by IS, checked by compliance and 3rd party, and imbedded in LOS

•                  Exceptions not made for LTV/CLTV or Credit Score

•                  Common exceptions include bankruptcy seasoning, appraisal seasoning, cash out amount and loan amount

Income Documentation Requirements

Fieldstone Offers Five Documentation Levels.  Verbal Verification of Employment Is Always Obtained by FMC Within Five Days of Closing

•                  Full Documentation

•                  Current pay stubs and most recent year’s W-2s for wage earners; two-years tax returns (business and personal) for self-employed borrowers

•                  Hourly and self-employment income is averaged, no declining income is allowed

•                  All borrowers receiving fixed income of any kind must fully verify all income used for qualifying

•                  24-Months’ Bank Statements (all employment types allowed)

•                  24-months’ personal bank statements allow for 100% of average deposits toward qualifying.  If using bank statements, 75% of average deposits is used for qualifying

•                  12-Months’ Bank Statements (self-employed borrowers only)

•                  Same credit for deposits as 24-months program

•                  Limited Documentation

•                  Wage Earners: Borrower must provide most recent YTD pay stub; average YTD income used to qualify; must verify two years in the same profession

•                  1099 Employees: Most recent year’s 1099 and YTD statement of earnings required.  75% of average income used to qualify

•                  Self-Employed: Six months of personal bank statements using 100% average deposits to qualify or six months of business bank statements using 75% of average deposits.  Borrowers must provide evidence they owned and operated the business at least two years

•                  Stated Documentation

•                  Wage Earners: Income is stated on the 1003 and file must include a written VOE from current employer that does not provide income info, but does show dates of employment, position, if employment is likely to continue and average hours worked per week.  Borrower must document two years in the same profession.  Income must be reasonable for borrower’s profession

•                  Self-Employed: Income is stated on the 1003 and file must include evidence that borrower has owned and operated the business for at least two years

IV.   Fieldstone Performance to Date

Loan Performance - Delinquencies

FIC 2003 Vintage Static Pool Delinquency Analysis
60+ Days Delinquent (OTS Method)

[CHART]

FIC 2004 Vintage Static Pool Delinquency Analysis
60+ Days Delinquent (OTS Method)

[CHART]

Loan Performance – Losses

FIC 2003 Vintage Cumulative Loss Analysis

[CHART]

FIC 2004 Vintage Cumulative Loss Analysis

[CHART]

Loan Performance - Prepayment Summary

FMIC 2003 Vintage: 1-month CPRs

[CHART]

FMIC 2004 Vintage: 1-month CPRs

[CHART]

Appendix A: Culture & Management

Fieldstone’s Culture and Strategy

•                  Each employee takes personal accountability for the success of the Team

•                  Focus on long term relationships with market professionals where “value added” enables rational pricing and loan quality

•                  Fully integrated originator of and investor in quality mortgage loans in a tax-advantaged structure

•                  Experienced management team focused on:

• Quality of loans and operations

• Portfolio structured for stability in multiple rate environments

• Long-term value

Management Experience

•                  Michael Sonnenfeld, President and Chief Executive Officer

•                  18+ years of experience in mortgage banking and mortgage securities

•                  Former Director of the Subprime Residential Mortgage Conduit of Nomura Securities Int’l

•                  Former President of Saxon Mortgage Funding and Saxon Capital Corp.

•                  Walter Buczynski, EVP Secondary Marketing

•                  20+ years of experience in mortgage banking

•                  Former SVP for Secondary GE Capital Mortgage Services Inc.

•                  Former EVP for Secondary Chase Mortgage Corp.

•                  Former EVP for Secondary Margarettan Mortgage Corp.

•                  John Kendall, SVP Investment Portfolio

•                  14+ years of experience in mortgage capital markets

•                  Former Director Public Fixed Income, MBS/ABS Portfolio; Northwestern Mutual Life Insurance Co.

•                  Former First Vice President, Asset Finance Group; Kidder Peabody & Co. / Paine Webber, Inc.

•                  Former Vice President, Capital Markets Group; Greenwich Capital Markets

•                  Gary Uchino, SVP Chief Credit Officer

•                  20+ years of experience in subprime lending

•                  Former Vice President of Credit Administration – Security Pacific Financial Services

•                  Former Director of Associates of Financial Services Japan

•                  Jim Hagan, EVP Non-conforming Wholesale Division of FMC

•                  20+ years of experience in mortgage banking

•                  Former RVP for Subprime Division of American Residential Mortgage Corp.

•                  Former Senior Vice President of Long Beach Mortgage

Appendix B: Underwriting Matrices

Product Overview

Non-Conforming Loan Program

PROGRAM	GRADING TYPE	HIGHLIGHTS	SECONDARY STRATEGY	% OF FMIC 2005-2
Wall Street	Credit Score	Minimum 540 FICO	ARM – Securitized	66%
1st and 2nd Lien		Max 100% CLTV	FRM/2nd – Sold as
		24 mos from BK/	Whole Loans
36 mos from FC
1st -Max 2x30 in last 12
2nd -Max 2x30 in last 12

High Street	Credit Score	100% Full w/580	ARM – Mainly	25%
1st and 2nd Lien		FICO	Private Investor;
		100% Stated w/640	Limited %
		FICO	Securitized
		90% Full w/540	FRM/2nd – Sold as
		FICO	Whole Loans
2nd w/580 FICO

Main Street	Both	90% Max LTV	ARM – Securitized	9%
1st Only		LTV > 85% min	FRM – Sold as
		580 FICO	Whole Loans

Fieldstone – Wall Street Matrix

Max 100% LTV

Wall Street (First Lien)

			Months Since		Maximum LTV (%)
Credit Grade	Mortgage History	FICO Score	BK	FC	Full Doc O/O	Stated O/O	Full Doc Non O/O	Stated Non O/O	Debt Ratio*
A	0X30	680	24	36	100	100	90	80
A	0X30	620	24	36	95	90	90	80	50
A	1X30	620	24	36	90	90	80	N/A	50

A-	0X30	600	24	36	95	90	85	70	50
A-	0X30	580	24	36	95	85	80	70	50
A-	1X30	620	24	36	90	90	80	N/A	50
A-	1X30	600	24	36	90	90	N/A	N/A	50
A-	2X30	620	24	36	85	N/A	80	N/A	50

B	0X30	540	24	36	90	60	60	N/A	50
B	0X120	620	12	24	95	90	90	70	50
B	0X120	600	12	24	95	90	85	70	50
B	0X120	580	12	24	90	85	80	70	50

C	0X120	540	12	24	60	60	60	60	50

Max 100% CLTV

Wall Street (Second Lien)

			Months Since		Maximum CLTV (%)
Credit Grade	Mortgage History	FICO Score	BK	FC	Full Doc O/O	Stated O/O	Full Doc Non O/O	Stated Non O/O	Debt Ratio*
A	0X30	660	24	36	100	100	95	90	50
A	0X30	620	24	36	100	100	90	N/A	50
A	1X30	620	24	36	100	N/A	85	N/A	50
A-	2X30	620	24	36	90	N/A	85	N/A	50

* Debt Ratio Exceptions to 55% are allowed for LTV <85% or under the following circumstances: Minimum Score 640, Owner Occupied only, Full Doc and Bank Statement, Gross disposable income of $3,000 or net disposable income of $600 for the first family member and $250 for each member thereafter, 3 year BK and FC seasoning.  Not available on 6 month LIBOR ARM

Fieldstone – High Street Matrix

Max 100% LTV

High Street (First Lien)

			Months Since		Maximum LTV (%)
Credit Grade	Mortgage History	FICO Score	BK	FC	Full Doc O/O	Stated O/O	Full Doc Non O/O	Stated Non O/O	Debt Ratio*
A	0X30	640	24	36	100	100	85	N/A	50
		620	24	36	100	90	85	N/A	50
A	1X30	660	24	36	100	100	85	N/A	50
		620	24	36	100	90	85	N/A	50
A-	1X30	600	24	36	100	85	85	N/A	50
		580	24	36	95	85	85	N/A	50
		540	24	36	90	80	80	N/A	50
A-	2X30	580	24	24	90	85	80	N/A	50
		520	24	24	85	65	75	N/A	50
B	3X30	600	24	24	90	85	80	N/A	50
B	3X30	580	24	24	85	70	75	N/A	50
B	3X30	540	24	24	85	65	75	N/A	50
B	3X30	520	24	24	80	60	70	N/A	50
B	1X60	640	18	18	85	75	75	N/A	50
B	1X60	600	18	18	85	70	75	N/A	50
B	1X60	520	18	18	80	60	70	N/A	50
C	2X60	640	12	12	80	65	70	N/A	50
C	2X60	520	12	12	80	60	70	N/A	50

Max 100% CLTV

High Street (Second Lien)

			Months Since		Maximum CLTV (%)
Credit Grade	Mortgage History	FICO Score	BK	FC	Full Doc O/O	Stated O/O	Debt Ratio*
A	0X30	640	24	36	100	100	50
		620	24	36	100	90	50
A	1X30	660	24	36	100	100	50
		620	24	36	100	90	50
A-	1X30	600	24	36	100	N/A	50
		580	24	36	90	N/A	50
A-	2X30	580	24	24	90	N/A	50
B	3X30	600	24	24	90	N/A	50

*Debt Ratio Exceptions to 55% are allowed under the following circumstances: DTI > 50% require Gross disposable income of $3,000

Fieldstone – Main Street Matrix

Main Street (First Lien)

			Months Since		Maximum CLTV (%)
Credit Grade	Mortgage History	Conusmer Credtit	BK	FC	Full Doc O/O	Stated O/O	Full Doc Non O/O	Stated Non O/O	Debt Ratio*
A	1X30	30’s, No 60’s	24	24	90	80	85	**	50
A	3X30	30’s, Isolated 90’s	24	24	90	80	80	**	50
B	1X60	60’s, Isolated 90’s	18	18	85	75	75	**	50
C	1X90	90’s Isolated 120’s	12	12	80	70	70	**	50
D	No NOD	500 Score	<12	<12	70	**	**	**	50

* Debt Ratio exceptions of up to 55% for full doc and bank statement loans with CLTVs less than or equal to 85%.  Programs allow for up to 55% maximum Debt Ratio for full documentation loans with CLTVs greater than 85% but less than or equal to 90% under the following circumstances: owner occupied, full documentation and bank statements only, minimum 640 score for primary wage earner, no 3-4 units, bankruptcies or foreclosures must have occurred a minimum of 36 months prior to loan closing, and disposable income must meet the following limits: gross disposable income of $3,000 or net disposable of $600 for first family member and $250 for each family member thereafter.

Appendix C: Interest Only Loans

Interest Only Loans

•                  After an interest only period, IO loans fully amortize to maturity and borrowers’ payments increase to include principal in addition to interest

•                  No principal is scheduled to amortize or be repaid for an initial agreed period

•                  The borrower pays simple interest on the original loan balance until amortization commences

•                  Fieldstone’s Interest Only periods are five years; the IO period in the market generally varies from 2 to 10 years

•                  IO loans appeal to payment sensitive, purchase money borrowers, often in housing markets that have witnessed significant home price appreciation

•                  A 5 year IO term introduces the additional payment shock to the hybrid borrower well after they have weathered prior payment changes related to rate resets when the payment change matters little from a present value perspective and is smaller in inflation-adjusted terms

•                  Payment changes related to the initial hybrid ARM rate reset and the commencement of principal amortization are staggered in order to avoid multiple simultaneous payment shocks to the borrower

•                  A 2 year IO term exacerbates inherent payment shock at rate reset and will likely increase post reset defaults

•                  Refinancing alternatives for IO hybrid borrowers will include Fixed Rate Mortgages, teased Hybrids and teased Short Reset ARMS

Interest Only Loan Characteristics vs. Non-IO loans on FMIC 2005-2

	IO	NON-IO	TOTAL
Avg Balance	$266,352	$132,580	$190,215
Coupon	6.94%	7.98%	7.53%
Margin	5.65%	5.67%	5.66%
FICO	656	634	643
FICO < 550	0.00%	7.50%	4.27%
FICO < 600	11.74%	34.50%	24.69%
FICO < 700	82.10%	83.55%	82.92%
LTV	81.43%	80.45%	80.87%
DTI	42.09%	39.96%	40.87%
Full Doc	41.92%	60.70%	52.61%
Purchase	62.88%	62.56%	62.70%
Owner Occupied	96.62%	97.27%	96.99%

Securitization Program Update

September 2005

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FIELDSTONE INVESTMENT CORPORATION AND SUBSIDIARIES

Review of Business Strategy and Results - Non-GAAP Financial Measures

Regulation G Reconciliations

2nd Quarter 2005

Core income before income taxes, core net income, core earnings per share (diluted) and core book value per share:

Core income before income taxes, core net income, core earnings per share (diluted) and core book value per share appearing in the September 2005 presentation, “Securitization Program Update,” are non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission.  Management believes that the presentation of core income before income taxes, core net income, core earnings per share (diluted) and core book value per share provide useful information to investors because these measures exclude the non-cash mark to market gains or losses on interest rate swap and cap agreements.  The following table is a reconciliation of income before income taxes, net income and earnings per share (diluted) in the consolidated statements of operations and book value per share, presented in accordance with GAAP, to core income before income taxes, core net income, core earnings per share (diluted) and core book value per share.  The presentation of these core financial measures is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP.

	Three Months Ended
(Dollars in 000’s, except share and per share data)	June 30, 2005	March 31, 2005
Core income before income taxes and core net income:
Income before income taxes	$25,809	41,163
Less: Mark to market (gain) loss on portfolio derivatives included in “Other income (expense) - portfolio derivatives”
Market to market interest rate swaps	11,788	(20,558)
Mark to market interest rate cap	299	(70)
Total mark to market on portfolio derivatives	12,087	(20,628)
Core income before income taxes	37,896	20,535
Provision for income tax (expense) benefit	(2,734)	941
Core net income	$35,162	21,476

Core earnings per share:
Net income	$23,075	42,104
Less: Dividends on unvested restricted stock	(176)	—
Income available to common shareholders	22,899	42,104
Less: Mark to market (gain) loss on portfolio derivatives	12,087	(20,628)
Core net income available to common shareholders	$34,986	21,476

Earnings per share - diluted	$0.47	0.87
Core earnings per share - diluted	$0.72	0.44

Diluted weighted average common shares outstanding	48,462,126	48,519,518

Core book value per share:
Equity at end of period	$569,196	568,616
Less: Cumulative mark to market (gain) loss on portfolio derivatives	(25,655)	(37,742)
Core equity at end of period	$543,541	530,874

Book value per share	$11.66	11.64
Core book value per share	$11.13	10.87

Shares outstanding at period end	48,835,876	48,835,876

Core net interest income after provision for loan losses:

Core net interest income after provision for loan losses appearing in the September 2005 presentation, “Securitization Program Update,” is a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission.  Management believes that the presentation of core net interest income after provision for loan losses provides useful information to investors because this measure includes the effect of the net cash settlements on the existing interest rate swap and cap agreements economically hedging the variable rate debt financing the portfolio of mortgage loans and the net cash settlements incurred or paid to terminate those derivatives prior to maturity.  Core net interest income after provision for loan losses does not include the net cash settlements incurred or paid to terminate swaps or caps related to loans ultimately sold. The following table is a reconciliation of net interest income after provision for loan losses in the consolidated statements of operations, presented in accordance with GAAP, to core net interest income after provision for loan losses. The presentation of core net interest income after provision for loan losses is not meant to be considered in isolation or as a substitute for GAAP.

	Three Months Ended
(Dollars in 000’s)	June 30, 2005	March 31, 2005
Net interest income after provision for loan losses	$39,888	43,693
Plus: Net cash settlements received (paid) on portfolio derivatives included in “Other income (expense) - portfolio derivatives”	2,655	(286)
Core net interest income after provision for loan losses	$42,543	43,407